UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 22, 2007, R. Joshua Koch, Jr., the Company’s Senior Vice President, General Counsel and Secretary, and a member of the Board of Directors of the Company, resigned as an officer and director of the Company effective as of November 2, 2007. Also on October 22, 2007, Patrice Chemin, the Company’s Chief Operating Officer and Executive Vice President of Africa and Middle East, resigned as an officer of the Company effective as of October 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: October 24, 2007	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President and Chief Financial Officer